UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 22, 2011

ANNEC GREEN REFRACTORIES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-54117 (Commission File Number)	27-2951584 (IRS Employer Identification No.)

No.5 West Section, Xidajie Street, Xinmi City, Henan Province, P.R. China (Address of Principal Executive Offices)	452370 (Zip Code)

86-371- 69999012
(Registrant’s telephone number, including area code)

E-Band Media, Inc.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8-Other Events

Item 8.01. Other Events

    On April 22, 2011, Annec Green Refractories Corporation, a Delaware corporation (the “Company”) issued a press release regarding its name to Annec Green Refractories Corporation and the completion of a reverse stock split on a 1-for- 14.375 shares basis. The press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by this reference.

Section 9-Financial Statements and Exhibits

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Exhibit Description
99.1	Press Release dated April 22, 2011 titled “E-Band Media, Inc. Announces Reverse Stock Split, Name Change to “Annec Green Refractories Corporation " and New Trading Symbol (OTCBB: ANNC)”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANNEC GREEN REFRACTORIES CORPORATION,
a Delaware Corporation

Dated:  April 27, 2011                                                          /s/ LI Jiantao
LI Jiantao, President

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